
HARROW®
Your patients. Our purpose.

H.C. Wainwright 26th Annual Global Investment Conference | 8:00 a.m. ET, September 10, 2024

Mark L. Baum
Founder and CEO

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA, Core Results, such as core gross margin, core net income and core diluted net income per share, and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Investment Highlights

Leading North American Ophthalmic Pharmaceutical Company

2024 revenue guidance of >$180 million; accelerating in 2H 2024

Aggregate annual revenue run rate potential of $1 billion by 2027:

1. **IHEEZO** – launched May of 2023; on track for >$100M in annual revenue
2. **VEVYE** – launched January 2024; on track for >$100M in annual revenue
3. **TRIESENCE** – re-launch as early as 2024; expect >$100M in annual revenue
4. **Anterior Segment** – high margin 14-product portfolio re-launched in Q4 '23
5. **ImprimisRx** – ophthalmic compounding category-leader; cash producer
6. **MELT-300** – Phase 3 pivotal data in Q4 2024; potential launch in 1H 2026

Aggregate core gross margins are improving into the 80% range, with meaningful growth in Adjusted EBITDA beginning in 2024

Recent hires of A+ commercial talent expected to drive growth

Harrow's Ophthalmic Pharmaceutical Brands

Ocular Surface

- IHEEZO (chloroprocaine HCl ophthalmic gel) 3%
- Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%
- Maxidex® (dexamethasone ophthalmic suspension) 0.1%
- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- Natacyn® (natamycin ophthalmic suspension) 5%
- ZERVIATE cetirizine ophthalmic solution, 0.24% — FORMULATED WITH HYDRELLA
- vevye™ (cyclosporine ophthalmic solution) 0.1%
- TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% — FORMULATED WITH XanGen
- Verkazia® cyclosporine ophthalmic emulsion 0.1%
- Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base
- FRESHKOTE® Preservative Free LUBRICANT EYE DROPS
- Moxeza® (moxifloxacin HCl ophthalmic solution) 0.5% as base

Anterior Segment

- ILEVRO® (nepafenac ophthalmic suspension) 0.3%
- IOPIDINE 1% (apraclonidine hydrochloride ophthalmic solution) 1% as base Sterile
- IOPIDINE 0.5% (apraclonidine hydrochloride ophthalmic solution) 0.5% as base Sterile
- Nevanac® (nepafenac ophthalmic suspension) 0.1%

Posterior Segment

- Triesence® (triamcinolone acetonide injectable suspension) 40 mg/mL

imprimis Rx® A HARROW COMPANY



Financial Metrics *(in thousands)*


2024 Guidance
>$180 million
$51,165
$48,871
COVID-19
$72,476
$88,595
$130,193
2Q
$48,939
1Q
$34,587
19
20
21
22
23
24

Consolidated Revenues


$4,583
$5,715
$11,378
$13,017
$28,119
$9,030
19
20
21
22
23
1H 24

Adjusted EBITDA(1)

(1) Adjusted EBITDA is defined as net loss, excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net loss. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

IHEEZO

- Ocular anesthetic gel with a broad indication for all ocular anesthetic use cases
- 17+ million annual ophthalmic procedures; 10+ million annual intravitreal injections
- Product-specific J-code (J-2403)
- Separately reimbursable for unilateral and bilateral same-day procedures
- Orange Book-listed patent; claims expiring in 2039

IHEEZO Quarterly Customer Unit Demand*

(beginning with May 2023 launch)


Iheezo
HARROW
30,016
139
20,877
110
107
15,176
Reorder Rate:
87%
77
6,471
26
493
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Units
Institutional Accounts

*Customer Unit Demand reflects the number of units purchased by surgery centers, clinic/group practices, and physicians from Harrow's distributors. This metric began in May 2023, and It is not representative of net sales or revenues on a GAAP basis.

VEVYE

- Multi-billion dollar U.S. market
- First and only water-free cyclosporine (0.1%) – approved for *signs and symptoms* of dry eye disease
- In a pre-clinical ex-vivo corneal penetration study, VEVYE's vehicle delivered ~22x more cyclosporine into the cornea than Restasis
- Refill rates exceeding internal projections
- Orange book-listed patents with expiry in 2039
- 166 million covered lives; 80% of Medicaid beneficiaries

VEVYE Quarterly Prescriptions

(beginning with January 2024 launch)

(PhilRx Only; Excludes Retail Channel)



9,602
6,525
1,278
1,731
29,969
25,872
15,944
2,944
Q1 2024
Q2 2024
Total RXs
Shipped RXs
Refills
Prescribers

TRIESENCE


NDC 82667-800-01
Sterile
Triesence
(triamcinolone acetonide injectable suspension)
40 mg/mL
Preservative Free
1 mL
HARROW®

- Preservative-free triamcinolone acetonide suspension
- Key on-label indications[1]
  - Visualization During Vitrectomy (420,000 procedures per year)
  - Posterior Uveitis (100,000 diagnoses per year)
- 5+ years on FDA's Drug Shortage List; out-of-stock for 2+ years
- Batch 3 PPQ data expected in early Q4; initial results positive
- Batch 3 PPQ data success will trigger relaunch in Q4 2024
- Product-specific J-Code (J-3300)
- Orange book-listed patent, expiring in 2029

[1] Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.

Anterior Segment Products

“Workhorse” portfolio includes:

- Steroids, NSAIDs, and Anti-inflammatories
- An OTC preservative-free lubricant
- An Antihistamine, and Antibiotics
- The only FDA-approved Antifungal
- Medication to treat vernal keratoconjunctivitis, a rare disease
- Anti-glaucoma medications

Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%

FRESHKOTE® Preservative Free LUBRICANT EYE DROPS

ILEVRO (nepafenac ophthalmic suspension) 0.3%

Maxidex® (dexamethasone ophthalmic suspension) 0.1%

Verkazia® cyclosporine ophthalmic emulsion 0.1%

Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

Natacyn® (natamycin ophthalmic suspension) 5%

Nevanac® (nepafenac ophthalmic suspension) 0.1%

TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%

Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base

IOPIDINE® (apraclonidine hydrochloride ophthalmic solution) 1% as base

ZERVIATE cetirizine ophthalmic solution, 0.24%

ImprimisRx

- Leading U.S. ophthalmic-focused compounding business
- More than 15,000 U.S. customers
- 50-state dispensing capabilities
- Broad product portfolio
- 10%+ expected 2024 revenue growth
- Record revenue of $21.6M in Q2



imprimis Rx
Revenues*
(Dollars in thousands)
$9,716
$19,942
$26,774
$41,372
$51,099
$48,475
$69,104
$82,013
$79,935
$42,318
2Q $21,579
1Q $20,718
15
16
17
18
19
20
21
22
23
1H 24

*Excludes revenue From DEXYCU® in all years; 2023 revenues reflect sale of Company's non-ophthalmic business.

NOTE: ImprimisRx revenue data is for compounded products, which are not FDA approved; they are cash pay and a custom Rx is needed.

MELT-300 Cataract Surgery Sedation Drug Candidate


Harrow
46%
Others
54%

For more details on Melt Pharmaceuticals and its MELT-300 product, go to meltpharma.com.

Click here for a short video on MELT-300.

- Melt Pharmaceuticals, a former subsidiary of Harrow
- MELT-300 is a non-IV and non-opioid sublingual sedation drug candidate for short-duration medical procedures
- MELT-300 is patented in the U.S. and key global markets
- Potential impact in >100 million annual short-duration procedures
- Robust Phase 2 data for MELT-300 reported in December 2022
- Topline Phase 3 clinical data for MELT-300 expected in 4Q 2024
- MELT-300, when FDA-approved, would replace the MKO Melt, a compounded product sold by Harrow's ImprimisRx subsidiary
- **Harrow owns 46% of Melt's equity interests, a 5% royalty, and a right-of-first-refusal on the commercialization of MELT-300**

Summary


1

Founder Leadership

Harrow's senior management team is led by its Founders, who are heavily incentivized through their equity ownership and have a strong history of balancing growth while protecting common stockholders


2

Strong Financial Growth

2024 revenues expected to grow from $130 million in 2023 to over $180 million in 2024

Product portfolio could deliver as much as $1 billion in annual revenue run-rate during the current 5-year strategic planning cycle ending in 2027

Blended gross margins exceed 80%


3

Launches and Catalysts

Recent product launches (IHEEZO and VEVYE) in large TAM markets are fueling revenue growth acceleration with Harrow's market share outpacing internal expectations

TRIESENCE expected to re-launch as early as Q4 2024

MELT-300 pivotal Phase 3 results expected in Q4 2024


4

Focused Momentum

Operate only in the U.S.

Only eyecare therapeutics

Recent exceptional commercial leadership hires support long-term financial goals and demonstrate rising national leadership status in eyecare

HARROW

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee 37215
www.Harrow.com

Jamie Webb
Director of Communications
and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737


Your patients. Our purpose.

Appendix – VEVYE Surface Tension


Water
SALINE
-5ms
0ms
1ms
2ms
5ms
10ms
20ms
60ms


Perfluorobutylpentane (F4H5)
PERFLUOROBUTYLPENTANE
-5ms
0ms
1ms
2ms
5ms
10ms
20ms
60ms